UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 23, 2008


                     National Atlantic Holdings Corporation
             (Exact name of registrant as specified in its charter)


           New Jersey                  000-51127              223316586

  (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)             File Number)        Identification No.)


                                  4 Paragon Way
                              Freehold, New Jersey
                                      07728

                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (732) 665-1100


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

         On June 23, 2008, National Atlantic Holdings Corporation, a New Jersey corporation ("NAHC"), held a special meeting of shareholders at which shareholders were asked to consider and vote upon the Agreement and Plan of Merger ("Merger Agreement") dated as of March 13, 2008 and subsequently amended and restated, among Palisades Safety and Insurance Association ("Palisades"), Apollo Holdings, Inc. and NAHC. On June 23, 2008, NAHC issued a press release announcing that, based on a count of the votes cast at the special meeting, NAHC shareholders have approved the Merger Agreement. Of the vote totals, approximately 72.1 percent were in favor of approving the Merger Agreement, with approximately 0.1 percent abstaining. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The approval of the Merger Agreement satisfies one of the conditions to completion of Palisades's acquisition of NAHC. Consummation of the acquisition remains subject to various closing conditions, including the receipt of certain regulatory approvals.

 Item 9.01.       Financial Statements and Exhibits


  Exhibit No.       Document Description
----------------    -------------------------------------------------------
     99.1           Press release issued by National Atlantic Holdings
                    Corporation, dated June 23, 2008

Additional Information and Where to Find It

In connection with the proposed transaction, a definitive proxy statement of National Atlantic and other materials have been filed with the SEC. A definitive proxy statement of National Atlantic has been sent to holders of National Atlantic stock seeking their approval of the proposed merger. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NATIONAL ATLANTIC AND THE PROPOSED TRANSACTION. Investors can obtain free copies of the proxy statement as well as other filed documents containing information about National Atlantic at http://www.sec.gov, the SEC's free internet site. Free copies of National Atlantic's SEC filings are also available on National Atlantic's internet site at http://www.national-atlantic.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This message contains forward-looking statements, such as those including the words "expect," "will," and similar expressions, that involve risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including the risk NAHC's business and its relationships with customers, employees or suppliers could suffer due to the uncertainty relating to the merger; that the merger with Palisades may not be consummated or may be delayed due to a failure of the conditions to close the merger to be satisfied or a failure of Palisades to close the transaction; and such other risk factors as may be included from time to time in the reports of NAHC filed with the SEC and posted in the Investor Relations section of NAHC's web site (http://www.national-atlantic.com). The forward looking statements included in this document are made only as of the date of this document and NAHC does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contact:

National Atlantic Holdings Corporation
Frank Prudente, 732-665-1145
investorrelations@national-atlantic.com

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       National Atlantic Holdings Corporation


June 27, 2008                      By: /s/ Frank J. Prudente
                                       ----------------------------------------
                                       Name: Frank J. Prudente
                                       Title: Executive Vice President,
                                       Treasurer and Chief Financial Officer